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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 25 1997, relating to the consolidated financial statements of Adaptec, Inc., which appears in such prospectus. We also consent to the reference to us under the heading "Experts."


                                                        /s/ PRICE WATERHOUSE LLP

San Jose, California
June 18, 1997